Filed pursuant to Rule 497

File No. 333-275934

Rule 482ad

September 9, 2025

Gladstone Capital Corporation Prices Upsized Public Offering of 5.875% Convertible Notes due 2030

McLean, VA, September 9, 2025: Gladstone Capital Corporation (Nasdaq: GLAD) (the “Company”) today announced that it priced a registered public offering of $130.0 million aggregate principal amount of 5.875% convertible notes due 2030 (the “Notes”) at an issue price of 98.5% of the principal amount thereof on September 9, 2025. In addition, the Company granted the underwriter of the Notes a 30-day option to purchase up to an additional $19.5 million in aggregate principal amount of the Notes to cover overallotments, if any. The size of the offering was increased from the previously announced $110.0 million aggregate principal amount of Notes. The closing of the transaction is subject to customary closing conditions and the Notes are expected to be delivered on or about September 12, 2025.

The Notes will be unsecured obligations of the Company and will pay interest semi-annually in arrears on April 1 and October 1 of each year, beginning April 1, 2026. The Notes will mature on October 1, 2030, unless earlier converted, redeemed or repurchased.

Noteholders may convert their Notes at their option at any time prior to the close of business on the business day immediately preceding the maturity date. Upon conversion, the Company will pay or deliver, as the case may be, cash, shares of the Company’s common stock or a combination of cash and shares of the Company’s common stock, at the Company’s election. The conversion rate will initially be 38.4394 shares of the Company’s common stock per $1,000 principal amount of Notes (equivalent to an initial conversion price of approximately $26.02 per share of the Company’s common stock). The initial conversion price of the Notes represents a premium of approximately 10.0% over the last reported sale price of the Company’s common stock on the Nasdaq Global Select Market on September 9, 2025. The conversion rate will be subject to adjustment in certain events. In addition, following certain corporate events that occur prior to the maturity date or if the Company delivers a notice of redemption, the Company will, in certain circumstances, increase the conversion rate for a holder who elects to convert its Notes in connection with such a corporate event or notice of redemption, as the case may be.

The Company may not redeem the Notes prior to October 6, 2028. The Company may redeem for cash all or any portion of the Notes (subject to certain limitations), at the Company’s option, on a redemption date on or after October 6, 2028 and on or before the 45th scheduled trading day immediately prior to the maturity date if the last reported sale price of the Company’s common stock has been at least 130% of the conversion price then in effect for at least 20 trading days (whether or not consecutive) during any 30 consecutive trading day period (including the last trading day of such period) ending on, and including, the trading day immediately preceding the date on which the Company provides notice of redemption at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest to, but excluding, the redemption date.

If the Company undergoes a fundamental change, then, subject to certain conditions, holders may require the Company to repurchase for cash all or any portion of their Notes at a fundamental change repurchase price equal to 100% of the principal amount of the Notes to be repurchased, plus accrued and unpaid interest to, but excluding, the fundamental change repurchase date.

The Company estimates that the net proceeds from the offering will be approximately $123.7 million (or approximately $142.3 million if the underwriter fully exercises its overallotment option), after deducting underwriting discounts and commissions and estimated expenses payable by the Company. The Company intends to use the net proceeds from the offering to repay a portion of the outstanding indebtedness under its revolving credit facility and for other general corporate purposes. The Company intends to reborrow under its revolving credit facility to redeem all or a portion of its outstanding 5.125% Notes due 2026 and 7.75% Notes due 2028.

Oppenheimer & Co. Inc. is acting as sole book-running manager for the offering.

Investors are advised to carefully consider the investment objectives, risks, charges and expenses of the Company before investing. The preliminary prospectus supplement, dated September 8, 2025, and the accompanying prospectus, dated January 17, 2024, which have been filed with the U.S. Securities and Exchange Commission (the “SEC”), and the final prospectus supplement, which will be filed with the SEC, contain this and other information about the Company and should be read carefully before investing.

The offering is being conducted pursuant to the Company’s effective shelf registration statement that was initially filed with the SEC on December 7, 2023 and declared effective on January 17, 2024 (File No. 333–275934).

Copies of the preliminary prospectus supplement or the final prospectus supplement relating to the offering and the accompanying prospectus may be obtained from: Oppenheimer & Co. Inc., Attention: Syndicate Prospectus Department, 85 Broad Street, 26th Floor, New York, NY 10004, by telephone at (212) 667-8055 or by email at EquityProspectus@opco.com.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

About Gladstone Capital Corporation: Gladstone Capital Corporation is a publicly traded business development company that invests in debt and equity securities consisting primarily of secured first and second lien term loans to lower middle market businesses in the United States.

Forward-Looking Statements

This press release contains statements as to the Company’s intentions and expectations of the outcome of future events that are forward-looking statements. You can identify these statements by the fact that they do not relate strictly to historical or current facts. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These statements relate to the completion of the offering of Notes and the anticipated use of the net proceeds by the Company for the repayment of a portion of the outstanding indebtedness under its revolving credit facility and for other general corporate purposes. No assurance can be given that the transaction discussed above will be completed on the terms described, or at all. Completion of the offering on the terms described, and the application of net proceeds, are subject to numerous conditions, many of which are beyond the control of the Company. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. For a description of certain risks to which the Company is or may be subject, please refer to the factors discussed under the captions “Forward-Looking Statements” and “Risk Factors” included in the Company’s filings with the SEC (accessible at www.sec.gov).

CONTACT: For further information: Gladstone Capital Corporation, 703-287-5898.